Exhibit 10.1

EXECUTION VERSION

RESTATEMENT AGREEMENT

RESTATEMENT AGREEMENT (this “Restatement Agreement”), dated as of April 10, 2014, by and among ATWOOD OCEANICS, INC., a Texas corporation (the “Parent”), ATWOOD OFFSHORE WORLDWIDE LIMITED, an exempted company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Parent (the “Borrower”), the lenders party hereto as Converting Lenders, the lenders party hereto as New Lenders, NORDEA BANK FINLAND PLC, NEW YORK BRANCH (“Nordea New York”), as administrative agent under the Original Credit Agreement (as defined below) (in such capacity, the “Existing Administrative Agent”), as collateral agent under the Original Credit Agreement (in such capacity, the “Existing Collateral Agent”) and as security trustee under the Original Credit Agreement (in such capacity, the “Existing Security Trustee”) and NORDEA BANK PLC, LONDON BRANCH (“Nordea London”), as the successor administrative agent (in such capacity, the “Successor Administrative Agent”), as successor collateral agent, (in such capacity, the “Successor Collateral Agent”) and as successor security trustee (in such capacity, the “Successor Security Trustee”).

PRELIMINARY STATEMENTS

WHEREAS, the Parent, the Borrower, the lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of May 6, 2011 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Original Credit Agreement”);

WHEREAS, the parties hereto wish to amend and restate the Original Credit Agreement in its entirety on the terms set forth herein and in the Amended and Restated Credit Agreement (as defined below);

WHEREAS, the 2014 Lenders (as defined below) have agreed to amend and restate the Original Credit Agreement in its entirety in the form attached as Annex A hereto (the Original Credit Agreement, as so amended and restated, being referred to as the “Amended and Restated Credit Agreement”) subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof;

WHEREAS, on the date hereof (but prior to giving effect to this Restatement Agreement), there are outstanding under the Original Credit Agreement (x) initial commitments in an aggregate principal amount of $750.0 million and (y) incremental commitments in an aggregate principal amount of $350.0 million (together, the “Existing Commitments”);

WHEREAS, (a) the Existing Commitments as of the date hereof (but prior to giving effect to this Restatement Agreement) will be converted into a single tranche of commitments under the Amended and Restated Credit Agreement in accordance with the terms hereof (such tranche of commitments, together with the New Commitments (as defined below), being collectively referred to herein as the “2014 Commitments”) and (b) the initial loans and incremental loans outstanding under the Original Credit Agreement as of the date hereof (but prior to giving effect to this Restatement Agreement) (collectively, the “Existing Loans”) will be converted into a single tranche of loans under the Amended and Restated Credit Agreement in accordance with the terms hereof (such new tranche of loans being referred to herein as the “2014 Loans”);

WHEREAS, each of the Persons party hereto with Existing Commitments as of the date hereof (but prior to giving effect to this Restatement Agreement) (the “Converting Lenders”) agrees to (i) convert the amount set forth opposite such Person’s name under the column titled “Converted Commitments” on Annex B attached hereto into 2014 Commitments and (ii) increase its Existing

i

Commitment by the amount set forth opposite such Person’s name under the column titled “New Commitments” on Annex B attached hereto (all such Converting Lenders increasing their Existing Commitments in an amount greater than $0, the “Increasing Lenders”), which new Commitments shall be added to, and form part of, the 2014 Commitments and shall be subject to all of the terms and conditions set forth in the Amended and Restated Credit Agreement with respect to 2014 Commitments;

WHEREAS, each of the Persons party hereto that is not a Converting Lender and that agrees to provide New Commitments (the “New Lenders” and, together with the Converting Lenders, the “2014 Lenders”) agrees to provide additional Commitments under the Amended and Restated Credit Agreement, which Commitments shall be added to, and form a part of, the 2014 Commitments and shall be subject to all of the terms and conditions set forth in the Amended and Restated Credit Agreement with respect to 2014 Commitments; and

WHEREAS, Nordea New York intends to resign its appointment as the Existing Administrative Agent, Existing Collateral Agent and Existing Security Trustee under the Credit Agreement (as described below) and the other Credit Documents and (ii) Nordea London desires to be appointed as the Successor Administrative Agent, Successor Collateral Agent and Successor Security Trustee under the Credit Agreement and the other Credit Documents, pursuant to a resignation and assignment agreement dated the date hereof and attached hereto as Annex D (the “Resignation and Assignment Agreement”) among the Parent, the Borrower, the other Credit Parties, Nordea New York, in its capacities as Existing Administrative Agent, Existing Collateral Agent and Existing Security Trustee, and Nordea London, in its capacities as Successor Administrative Agent, Successor Collateral Agent and Successor Security Trustee;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Restatement Agreement have the same meanings as specified in the Amended and Restated Credit Agreement. In addition, for purposes hereof, (i) “Credit Agreement” shall refer to the Original Credit Agreement and/or the Amended and Restated Credit Agreement, as applicable and (ii) “Administrative Agent” shall refer to the Existing Administrative Agent and/or the Successor Administrative Agent, as applicable.

SECTION 2. Amendment and Restatement. Effective as of the Amendment and Restatement Effective Date (as defined below), the Original Credit Agreement (including the schedules and exhibits thereto) is hereby amended and restated in the form of Annex A hereto.

SECTION 3. Appointment of Successor Administrative Agent. Each of the Parent, the Borrower, Nordea New York, in its capacities as the Existing Administrative Agent, the Existing Collateral Agent and the Existing Security Trustee, Nordea London, in its capacities as the Successor Administrative Agent, the Successor Collateral Agent and the Successor Security, and the 2014 Lenders hereby (i) consent to (A) the resignation of Nordea New York as the Existing Administrative Agent, the Existing Collateral Agent and the Existing Security Trustee (collectively, the “Resignation”) and (B) the appointment of Nordea London as the Successor Administrative Agent, the Successor Collateral Agent and the Successor Security Trustee under the Credit Documents (collectively, the “Appointment”), in each case, on the terms set forth in the Resignation and Assignment Agreement and (ii) consent to all of the terms of, and authorize the Existing Administrative Agent, the Existing Collateral Agent, the Existing Security Trustee, the Successor Administrative Agent, the Successor Collateral Agent and the Successor Security Trustee to enter into the Resignation and Assignment Agreement. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document, the Resignation and the Appointment shall become effective on the Amendment and Restatement Effective Date, subject to the conditions set forth in the Resignation and Assignment Agreement.

SECTION 4. Other Amendments to Credit Documents. Each party hereto agrees that each of the Credit Documents is hereby amended such that (i) each reference to Nordea Bank Finland plc, New York Branch in its capacity as Administrative Agent, as Collateral Agent or as Security Trustee shall be deemed to be amended to be a reference to Nordea Bank plc, London Branch, a public limited company incorporated in Finland, as Administrative Agent, as Collateral Agent or as Security Trustee, as the case may be, or any permitted successor or assign in such capacity and (ii) each reference to the address of the Administrative Agent, Collateral Agent or Security Trustee for purpose of notice or any other purpose shall be deemed to be amended to be a reference to the notice information set forth on Annex E. Notwithstanding anything to the contrary set forth herein or in any other Credit Document, the 2014 Lenders hereby authorize the Existing Administrative Agent, the Existing Collateral Agent, the Existing Security Trustee, the Successor Administrative Agent, the Successor Collateral Agent and the Successor Security Trustee to enter such amendments and modifications to the Credit Documents as the Existing Administrative Agent and Successor Administrative Agent deem necessary or advisable in order to implement the foregoing or any of the transactions contemplated by the Resignation and Assignment Agreement.

SECTION 5. Conditions to Effectiveness of this Restatement Agreement. This Restatement Agreement shall become effective on the date (the “Amendment and Restatement Effective Date”) on which the conditions set forth in Annex C are satisfied or waived in accordance with Section 14.12 of the Amended and Restated Credit Agreement. All of the Notes, certificates, legal opinions and other documents and papers referred to in Annex C and required to be delivered as of the Amendment and Restatement Effective Date, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the 2014 Lenders and, except for the Notes, in the number of counterparts or copies requested by the Administrative Agent and shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 6. Representations and Warranties. Each of the Parent and the Borrower represents and warrants that (i) no Default or Event of Default exists as of the Amendment and Restatement Effective Date before or immediately after giving effect to this Restatement Agreement and (ii) all of the representations and warranties contained in the Amended and Restated Credit Agreement or the other Credit Documents are true and correct in all material respects on the Amendment and Restatement Effective Date with the same effect as though such representations and warranties had been made on the Amendment and Restatement Effective Date (it being understood that any representation or warranty that by its terms is made as of a specific date shall be true and correct in all material respects as of such specific date).

SECTION 7. Effect of Restatement.

(a) The Amended and Restated Credit Agreement shall amend and restate the Original Credit Agreement in its entirety, with the parties hereto hereby agreeing that there is no novation of the Original Credit Agreement and from and after the Amendment and Restatement Effective Date, the rights and obligations of the parties under the Original Credit Agreement shall be subsumed and governed by the Amended and Restated Credit Agreement. From and after the Amendment and Restatement Effective Date, the Obligations (as defined in the Original Credit Agreement) and Existing Commitments under the Original Credit Agreement shall continue as Obligations and Commitments under the Amended and Restated Credit Agreement until otherwise paid or terminated in accordance with the terms therein.

(b) Subject to the immediately succeeding sentence, the outstanding principal amount of (x) Existing Loans and (y) Letters of Credit Outstanding (as defined in the Original Credit Agreement), in each case under the Original Credit Agreement, shall automatically be converted into 2014 Loans and Letters of Credit Outstanding, respectively, under the Amended and Restated Credit Agreement. Simultaneously with the effectiveness of this Restatement Agreement, each Converting Lender will automatically and without further act be deemed to have assigned to the New Lenders and Increasing Lenders, and each New Lender and Increasing Lender will automatically and without further act be deemed to have assumed, a portion of such Converting Lender’s participations under the Amended and Restated Credit Agreement in Letters of Credit Outstanding and outstanding 2014 Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations under the Amended and Restated Credit Agreement in Letters of Credit Outstanding and (ii) 2014 Loans under the Amendment and Restated Credit Agreement, in each case held by each 2014 Lender, will equal the percentage of the Total Commitments of all 2014 Lenders represented by such 2014 Lender’s 2014 Commitment (the “Revolving Facility Percentage”). The Increasing Lenders and New Lenders will promptly purchase (for cash at face value) assignments of portions of such Letters of Credit Outstanding and outstanding 2014 Loans of Converting Lenders so that, after giving effect thereto, the share of the Letters of Credit Outstanding and 2014 Loans held by each 2014 Lender is in accordance with its then-current Revolving Facility Percentage, and such payments are a condition to the effectiveness of such deemed assignments. Notwithstanding anything to the contrary in the Original Credit Agreement, no other documents or instruments, including any Assignment and Acceptance Agreement, shall be, or shall be required to be, executed in connection with the assignments set forth in this Restatement Agreement (all of which requirements are hereby waived), and such assignments shall be deemed to be made with the same force and effect as if such assignments were evidenced by applicable Assignments and Acceptance Agreements and with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption Agreement in substantially the form of Exhibit N of the Original Credit Agreement.

(c) The aggregate principal amount of (i) each New Lender’s 2014 Commitments and (ii) the increased Commitment of each Increasing Lender, each as set forth opposite such Person’s name under the column titled “New Commitments” on Annex B attached hereto, shall be added to the Existing Commitments and form a part of the 2014 Commitments, and shall be subject to all of the terms and conditions set forth in the Amended and Restated Credit Agreement. The 2014 Commitments of each 2014 Lender is set forth on Annex B attached hereto. Upon the effectiveness of this Restatement Agreement, each 2014 Lender shall be a Lender under the Amended and Restated Credit Agreement.

(d) On and after the effectiveness of the Amended and Restated Credit Agreement, each reference to the “Credit Agreement” in any other Credit Document shall mean and be a reference to the Amended and Restated Credit Agreement.

SECTION 8. Miscellaneous. For the avoidance of doubt, the parties hereto agree that if the Borrower provides notice to any Non-Consenting Lender (as defined below) and the Administrative Agent that it is exercising its rights under Section 2.12 and 14.12(b) of the Original Credit Agreement in connection with this Restatement Agreement to require such Non-Consenting Lender to assign all of its interests, rights and obligations under the Credit Documents to one or more Eligible Assignees identified by the Borrower and the Administrative Agent, the Administrative Agent shall coordinate the transfer of all Commitments and outstanding Loans of, and participations in Letters of Credit by, each such Non-Consenting Lender to the identified Eligible Transferees, which transfers shall be effected in accordance with Section 2.12 and 14.12(b) of the Original Credit Agreement and shall be effective as of the Amendment and Restatement Effective Date, and each Eligible Transferee acquiring such Commitments, outstanding Loans, and participations in Letters of Credit in connection with such transfers shall have provided a signature page to this Restatement Agreement consenting hereto. As used herein, the term “Non-Consenting Lender” means each Lender under the Original Credit Agreement that does not provide its consent to this Restatement Agreement. As used in this Section 8, all capitalized terms not defined in this Restatement Agreement shall have the meanings assigned to them in the Original Credit Agreement.

SECTION 9. Release of Account Control Agreements. The 2014 Lenders hereby authorize the Administrative Agent to terminate and release, and hereby consent to such termination and release of, any and all account control agreements and account pledge agreements entered into in connection with the Original Credit Agreement, including but not limited to (i) that certain Account Pledge Agreement dated as of July 25, 2013 by and between Alpha International Drilling Company S.à.r.l., as pledgor, and the Administrative Agent, as pledgee and (ii) that certain Account Pledge Agreement dated as of November 1, 2013 by and between Atwood Beacon S.à.r.l., as pledgor, and the Administrative Agent, as pledgee. The Administrative Agent agrees to execute such instruments, agreements and documents, and to take all such actions, as may be required to evidence such release or in furtherance of the purposes of this Section 9.

SECTION 10. Execution in Counterparts. This Restatement Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Restatement Amendment by facsimile transmission or by electronic mail in .pdf form shall be as effective as delivery of a manually executed counterpart hereof. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

SECTION 11. Successors. The terms of this Restatement Agreement shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective permitted successors and assigns.

SECTION 12. Governing Law. THIS RESTATEMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Restatement Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ATWOOD OCEANICS, INC.

By:	/s/ Mark L. Mey
Name: Mark L. Mey
Title: Senior Vice President and Chief Financial Officer

ATWOOD OFFSHORE WORLDWIDE LIMITED

By:	/s/ Mark L. Mey
Name: Mark L. Mey
Title: Chief Financial Officer & Attorney-in-Fact

[Signature Page to Atwood Restatement Agreement]

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Existing Administrative Agent, Existing Collateral Agent and Existing Security Trustee

By:	/s/ Henning Lyche Christiansen
Name: Henning Lyche Christiansen
Title: First Vice President

By:	/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

[Signature Page to Atwood Restatement Agreement]

NORDEA BANK FINLAND PLC, LONDON BRANCH, Successor Administrative Agent, Successor Collateral Agent and Successor Security Trustee

By:	/s/ Martin Kahm
Name: Martin Kahm
Title: Head of Offshore & Oil Services, London

By:	/s/ Sandra Pavic-Watkinson
Name: Sandra Pavic-Watkinson
Title: Vice President

[Signature Page to Atwood Restatement Agreement]

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Issuing Lender

By:	/s/ Henning Lyche Christiansen
Name: Henning Lyche Christiansen
Title: First Vice President

By:	/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION: Nordea Bank Finland Plc, London Branch

as a New Lender

By:	/s/ Thor Erling Kylstad
Name: Thor Erling Kylstad
Title: Head of Shipping London Branch

For any Lender requiring a second signature line:

By:	/s/ Karin Marcussen
Name: Karin Marcussen
Title: Head of Credit & Risk Control

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION: DNB Capital LLC

as a Converting Lender

By:	/s/ Barbara Gronquist
Name: Barbara Gronquist
Title: Senior Vice President

For any Lender requiring a second signature line:

By:	/s/ Anders Platou
Name: Anders Platou
Title: Senior Vice President

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION:
Wells Fargo Bank, N.A.

as a Converting Lender

By:	/s/ T. Alan Smith
Name: T. Alan Smith
Title: Managing Director

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION: Skandinaviska Enskilda Banken AB (publ)

as a Converting Lender

By:	/s/ Per Olav Bucher–Johannessen
Name: Per Olav Bucher–Johannessen
Title:

For any Lender requiring a second signature line:

By:	/s/ Glenn Nergaard
Name: Glenn Nergaard
Title: Country CFO SEB, Norway

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION: CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as a Converting Lender

By:	/s/ Roger Aamillom
Name: Roger Aamillom
Title: Senior Vice President

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION: BNP PARIBAS S.A.

as a Converting Lender

By:	/s/ S. Bergeroo–Lampagnois
Name: S. Bergeroo–Lampagnois
Title: Head of Offshore

For any Lender requiring a second signature line:

By:	/s/ Eric Eugène
Name: Eric Eugène
Title: Global Head of Transportation Group

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION: BARCLAYS BANK PLC

as a Converting Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION: HSBC BANK USA, N.A.

as a Converting Lender

By:	/s/ Koby West
Name: Koby West
Title: Vice President

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

ING Capital LLC

as a Converting Lender

By:	/s/ Jens Van Yperzeele
Name: Jens Van Yperzeele
Title: Director

For any Lender requiring a second signature line:

By:	/s/ Remko van de Water
Name: Remko van de Water
Title: Director

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION: NIBC BANK N.V.

as a Converting Lender

By:	/s/ Jeroen van der Putten
Name: Jeroen van der Putten
Title: Director

For any Lender requiring a second signature line:

By:	/s/ Arnoud de Ridder
Name: Arnoud de Ridder
Title: Associate

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION: UNICREDIT BANK AG

as a Converting Lender

By:	/s/ Manuela Laudahn
Name: Manuela Laudahn
Title: Director

For any Lender requiring a second signature line:

By:	/s/ Diana Müller
Name: Diana Müller
Title: AD

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NATIXIS

as a Converting Lender

By:	/s/ Timothy L. Polvado
Name: Timothy L. Polvado
Title: Managing Director

For any Lender requiring a second signature line:

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION: Regions Bank

as a Converting Lender

By:	/s/ Richard Kaufman
Name: Richard Kaufman
Title: Senior Vice President

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION:
CREDIT INDUSTRIEL ET COMMERCIAL as a Converting Lender

By:	/s/ Adrienne Molloy
Name: Adrienne Molloy
Title: Vice President

For any Lender requiring a second signature line:

By:	/s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

as a Converting Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signatory

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION:
WHITNEY BANK as a Converting Lender

By:	/s/ H. Elder Gwin
Name: H. Elder Gwin
Title: Vice President

[Signature Page to Atwood Restatement Agreement]

SIGNATURE PAGE TO RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, THE LENDERS PARTY THERETO, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, NORDEA BANK FINLAND PLC, LONDON BRANCH AND THE OTHER PARTIES THERETO

NAME OF INSTITUTION: ITF International Transport Finance Suisse AG

as a Converting Lender

By:	/s/ Natalja Formuzala
Name: Natalja Formuzala
Title: VP

For any Lender requiring a second signature line:

By:	/s/ Alexander Schaffert
Name: Alexander Schaffert
Title: SVP

[Signature Page to Atwood Restatement Agreement]

ANNEX A

AMENDED AND RESTATED CREDIT AGREEMENT

[SEE ATTACHED]